Exhibit 99.1

Ocean Power Technologies Partners with Unique Group for Autonomous Vehicle Services in the Middle East

Deploying commercially available solutions for Offshore Energy customers

MONROE TOWNSHIP, NJ, July 2, 2024- Ocean Power Technologies, Inc. (NYSE American: OPTT) (“OPT” or the “Company”), a leader in innovative and cost-effective low-carbon marine power, data, and service solutions, today announced it has partnered with Unique Group (“Unique”), a UAE headquartered global innovator in subsea technologies and engineering, offering multiple products and services to customers in a range of industry sectors. Unique has more than 600 employees and 20 operational bases around the world. Unique Group and OPT will collaborate to deploy OPT’s existing WAM-V Unmanned Surface Vehicles (“USV”) in the UAE and other countries in the Gulf Collaboration Council (“GCC”) region.

Integrating OPT’s commercially available vehicles with Unique’s leading position in the offshore energy industry in the UAE will accelerate the adoption of USVs in the region. Unique Group’s knowledge of the local industry and footprint in the region enables maintenance and services to be carried out more efficiently.

Philipp Stratmann, OPT’s CEO, expressed his enthusiasm about this partnership, stating, “Working with Unique Group will further accelerate our efforts to deploy USVs globally. We are very excited about the prospects of expanding into the UAE and applaud the local industry’s forward thinking in adopting autonomous technologies.”

Jack Dougherty, Global Head of USV at Unique Group, added, “Unique Group is excited to announce our strategic partnership with Ocean Power Technologies (OPT). By leveraging our extensive regional experience and advanced engineering capabilities, we are committed to helping OPT develop a GCC-specific WAM-V 22. This next generation vessel will be designed to meet the regions stringent safety regulations while ensuring environmentally conscious and efficient operations.”

For additional information about OPT and its services, please visit our website Ocean Power Technologies.

ABOUT OCEAN POWER TECHNOLOGIES

OPT provides intelligent maritime solutions and services that enable safer, cleaner, and more productive ocean operations for the defense and security, oil and gas, science and research, and offshore wind markets. Our PowerBuoy® platforms provide clean and reliable electric power and real-time data communications for remote maritime and subsea applications. We also provide WAM-V® autonomous surface vessels (ASVs) and marine robotics services. The Company’s headquarters is in Monroe Township, New Jersey and has an additional office in Richmond, California. To learn more, visit www.OceanPowerTechnologies.com.

FORWARD-LOOKING STATEMENTS:

This release may contain forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as “may”, “will”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect the Company’s current expectations about its future plans and performance. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and subject to risks and uncertainties, including the ultimate commercial success of the CUUV solution and the conversion of potential customers to contracts and the realization of the potential revenue thereunder. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the Company. Please refer to the Company’s most recent Forms 10-Q and 10-K and subsequent filings with the U.S. Securities and Exchange Commission for further discussion of these risks and uncertainties. The Company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

Contact Information

Investors: 203-561-6945 or investorrelations@oceanpowertech.com

Media: 609-730-0400 x402 or MediaRelations@oceanpowertech.com